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                                                                    EXHIBIT 10.1

                              [NETSTAIRS.COM LOGO]


                              SALES ORDER CONTRACT


Sales Order Number: _________ (Internal Use Only)


On ________day of _________, 200__, this Agreement made has been entered between and by NetStairs.com, Inc., of 2821 E. Commercial Blvd. Suite 201, Ft. Lauderdale, Florida 33308 hereinafter referred to as ("NetStairs"), and
_______________________________________________________________________________
Located at ____________________________________________________________________
________________________________________hereinafter referred to as ("CLIENT").

WHEREAS, CLIENT desires to obtain services of NetStairs,

WHEREAS, NetStairs is capable of providing the scope of services in which the CLIENT has retained NetStairs;

WHEREAS, both parties are desirous to enter into this agreement based on the following terms and conditions:

1.       DESCRIPTION OF SERVICE.

NetStairs provides to clients the capability of e-mailing video messages also known as "Cybermercial" through a proprietary process via the World Wide Web. NetStairs also provides full service production services to clients for broadcast through e-mailings.

NetStairs shall produce and broadcast on behalf of CLIENT a video message of up to 30 seconds in length. CLIENT shall work with NetStairs to create, review and approve script and upon its storyboard approval, set production schedule. Upon completion of Cybermercial, CLIENT hereby agrees to review, make any post production changes if necessary, and approve final Cybermercial product before broadcast.

2.       PAYMENT

         a. Exhibit A sets forth the Sales Worksheet includes total cost. Upon execution of this Agreement one half of the Total Cost shall be paid. Three (3) days prior to e-mail broadcast the balance of total cost shall be paid.

         b. From the proceeds of revenue derived from the sale of promotion services provided by NetStairs, CLIENT agrees to pay NetStairs the consideration as set forth on form of Exhibit "A" attached hereto, which is a part of this Agreement. All payment are made payable to NetStairs.com, Inc. in accordance with Exhibit "A."

3.       DELIVERY

Time is of the essence in the performance of this Contract. Broadcast of CLIENT's video mailing will occur over a three week period commencing with script development on the date this Agreement has been signed by both parties.




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      2821 E. Commercial Blvd. Suite 201, Fort Lauderdale, Fl. 33308. USA.
                        (O) 954-229-5099 (F) 954-229-5077
          http://www.NetStairs.Com.com email: inquiry@NetStairs.Com.com

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                              [NETSTAIRS.COM LOGO]



4.       DISCLAIMER.

CLIENT HEREBY ACKNOWLEDGES AND AGREES THAT THE SERVICE BEING PROVIDED TO CLIENT IS BROADCAST OVER THE WORLD WIDE WEB OR INTERNET AS IS, WITH ALL HARDWARE AND TECHNICAL IMPERFECTIONS INHERENTLY COMMON ON THE INTERNET AND THAT NETSTAIRS, ITS PARTNERS, AND ITS AFFILIATES DO NOT MAKE ANY REPRESENTATION OR WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE USEFULNESS, ACCURACY, COMPLETENESS, FEASIBILITY, RELIABILITY OR EFFECTIVENESS OF THE SERVICE OR THAT THE OPERATION OF THE SERVICE WILL BE UNINTERRUPTED OR ERROR-FREE. WITHOUT LIMITATION, NETSTAIRS HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION WITH THE SERVICE. IN NO EVENT SHALL NETSTAIRS BE LIABLE TO ANY CLIENT FOR ANY FAILURE, DISRUPTION, DOWNTIME, INTERRUPTION, MISCALCULATION, INCORRECT LINKAGE, AND LOSS OF DATA, DELAY, INACCURACY OR OTHER NONPERFORMANCE OF THE SERVICE. CURRENT TECHNOLOGY IN USE SUPPORTS IBM, MICROSOFT AND INTEL COMPATIBLE CHIP BASED OPERATING SYSTEMS AND HARDWARE. APPLE USERS MAY HAVE TO DOWNLOAD A SUPPLIED DRIVER TO ACCESS VIDEO EMAIL.

5.       LIMITATION OF LIABILITY.

IN NO EVENT SHALL NETSTAIRS BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, FOR LOST PROFITS, IN ANY WAY, ARISING OUT OF OR RELATING TO THE SERVICE, WHETHER OR NOT NETSTAIRS HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.

6.       ERRORS AND OMISSIONS

The material contained in NetStairs productions have been checked for accuracy; however, all material is provided without any express or implied warranties. Neither NetStairs nor its affiliates assume responsibility for any errors or omissions in the material. In no event shall NetStairs or its affiliates be liable for any special, indirect or consequential damages resulting from any use or performance of, or content errors or omissions in the material, even if notified in advance of the potential for such damages. All users of the material agree that access to and use of the material is subject to the terms and conditions stated in this legal notice, as well as all applicable laws. NetStairs will not be liable for client-produced content that may violate copyright, trademark or patent laws.

7.       INSPECTION.

CLIENT will have a reasonable time to review all editorial content 3 days before broadcast. This would include the script before production, the finished video after production and the email graphic interface prior to broadcast.

8.       TERMINATION

It is hereby agreed that in case of a material breach (violation) by either party of any of the provisions contained in this Contract, the other party shall have the right to terminate this Contract at its option upon written notice. NetStairs reserves the right to discontinue service to any user, with or without cause or notice to any Client and without liability to such Client or NetStairs.



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      2821 E. Commercial Blvd. Suite 201, Fort Lauderdale, Fl. 33308. USA.
                        (O) 954-229-5099 (F) 954-229-5077
          http://www.NetStairs.Com.com email: inquiry@NetStairs.Com.com

                              [NETSTAIRS.COM LOGO]


9.       FORCE MAJEURE

If performance of this Contract or any obligation under this Contract is prevented, restricted, or interfered with by causes beyond either party's reasonable control ("Force Majeure"), and if the party unable to carry out its obligations gives the other party prompt written notice of such event, then the obligations of the party invoking this provision shall be suspended to the extent necessary by such event. The term Force Majeure shall include, without limitation, acts of God, fire, explosion, vandalism, storm or other similar occurrence, orders or acts of military or civil authority, or by national emergencies, insurrections, riots, wars, strikes, lock-outs, work stoppages, or other labor disputes, supplier failures, shortages, breach, or delays.

The excused party shall use reasonable efforts under the circumstances to avoid or remove such causes of non-performance and shall proceed to perform with reasonable dispatch whenever such causes are removed or ceased. An act or omission shall be deemed within the reasonable control of a party if committed, omitted, or caused by such party, or its employees, officers, agents, or affiliates.

10.      DISPUTE RESOLUTION

In the event, any dispute or controversy arising out of or relating to this Contract, the parties agree to exercise their best efforts to resolve the dispute as soon as possible. The parties shall, without delay, continue to perform their respective obligations under this Contract, which are not effected by the dispute. To invoke the dispute resolution process set forth in this paragraph, the invoking party shall give to the other party written notice of its decision to do so, including a description of the issues subject to the dispute and a proposed resolution thereof. Designated representatives of both parties shall attempt to resolve the dispute within five (5) working days after such notice. If those designated representatives cannot resolve the dispute, the parties shall meet at a mutually agreeable location and describe the dispute and their respective proposals for resolution by a designated representative of both parties, who shall act in good faith to resolve the dispute. If the dispute is not resolved within 30 calendar days after such meeting, the dispute shall be submitted to binding arbitration in accordance with the Arbitration provision of this Contract.

11.      ARBITRATION.

Any controversies or disputes arising out of or relating to this Contract shall be resolved by binding arbitration in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. The parties shall endeavor to select a mutually acceptable arbitrator knowledgeable about issues relating to the subject matter of this Contract. In the event the parties are unable to agree to such a selection, each party will select an arbitrator and the arbitrators in turn shall select a third arbitrator. The arbitration shall take place at a location that is reasonably centrally located between the parties, or otherwise mutually agreed upon by the parties.

All documents, materials, and information in the possession of each party that are in any way relevant to the claim(s) or dispute(s) shall be made available to the other party for review and copying no later than 30 days after the notice of arbitration is served.

The arbitrator(s) shall not have the authority, power, or right to alter, change, amend, modify, add, or subtract from any provision of this Contract or to award punitive damages. The arbitrator shall



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      2821 E. Commercial Blvd. Suite 201, Fort Lauderdale, Fl. 33308. USA.
                        (O) 954-229-5099 (F) 954-229-5077
          http://www.NetStairs.Com.com email: inquiry@NetStairs.Com.com
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                              [NETSTAIRS.COM LOGO]


have the power to issue mandatory orders and restrain orders in connection with the arbitration. The award rendered by the arbitrator shall be final and binding on the parties, and judgment may be entered thereon in any court having jurisdiction. The agreement to arbitration shall be specifically enforceable under the prevailing arbitration law. During the continuance of any arbitration proceeding, the party shall continue to perform their respective obligations under this Contract.

12.      COLLECTION OF PAYMENT

All production payments must be paid in full at the time of execution of this Agreement along with 50% deposit on Cybermercial transmission. CLIENT hereby agrees to redeem the remaining 50% balance of the payment 3 days prior to transmission of Cybermercial.

If CLIENT should fail to make any of the payments set out in the above schedule, NetStairs at its option may treat the CLIENT's failure to pay as a material breach of this Contract, and may keep the deposit and terminate this Contract and/or seek legal remedies.

13.      CONFIDENTIALITY.

Both parties acknowledge that during the course of this Contract, each may obtain confidential information regarding the other party's business. Both parties agree to treat all such information and the terms of this Contract as confidential and to take all reasonable precautions against disclosure of such information to unauthorized third parties during and after the term of this Contract. Upon request by either party, all documents relating to the confidential information will be returned to such owner.

14.      REVERSE ENGINEERING/TAMPERING

Client hereby agrees and acknowledges that under no circumstances either directly or indirectly, implied or consequential shall reverse engineer or tamper with the content of Cybermercial at any time without written consent of the Company. Failure to comply shall result in an irreparable damage and the company shall seek legal action to protect its rights and obtain financial remuneration for such damages, lost revenue and other related matters but not limited to legal fees and court costs.

15.      CYBERMERCIAL FORM & COPYRIGHT PROTECTION

Client hereby acknowledges and agrees that NetStais.com and Cybermercial are registered trademarks of the Company. The Company hereby acknowledges that the video content produced and or supplied by or for the Client shall remain the property of the Client at all times and Client hereby Agrees and acknowledges that the converted video content supplied by the Client in form of Cybermercial shall remain as property of NetStairs.com and it shall not be used for any purpose whatsoever without written consent of the Company. The Cybermercial produced and or converted video content Cybermercial shall be broadcasted exclusively by NetStairs.com



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      2821 E. Commercial Blvd. Suite 201, Fort Lauderdale, Fl. 33308. USA.
                        (O) 954-229-5099 (F) 954-229-5077
          http://www.NetStairs.Com.com email: inquiry@NetStairs.Com.com

                              [NETSTAIRS.COM LOGO]


16.      USE OF CYBERMERCIAL TRADEMARK

The Company hereby grants the use of "Cybermercial Powered by NetStairs.com" logo on all broadcasted Cybermercials on behalf of Client in form of watermark or displayed stamp to the client and such a logo shall not be used for any other purpose without written consent of the Company.

17.      ASSIGNMENT.

It is agreed by the parties that there will be no assignment or transfer of this Contract, nor any interest in this Contract. Action by a party in violation of this provision will dismiss the other party from any further obligations arising from this Contract.

18.      ENTIRE CONTRACT.

This Contract contains the entire agreement of the parties and there are no other promises or conditions in any other agreement whether oral or written. This Contract supersedes any prior written or oral agreements between the parties.

19.      SEVERABILITY.

 If any provision of this Contract shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Contract is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

20.      WAIVER OF CONTRACTUAL RIGHT.

NetStairs' failure not to exercise or enforce any right or provision of this agreement shall not constitute a waiver of other rights or provisions, or as a modification or amendment of this contract.

If any provision of this contract shall be held to be invalid or unenforceable, then (i) the validity of other provisions of this contract shall not in any way be affected or impaired thereby, and (ii) such provision shall be reformed to the extent necessary to make such provision valid and enforceable.

This contract shall be governed by, and construed in accordance with the laws of the State of Florida, excluding conflicts of law provisions.

21.      APPLICABLE LAW.

The laws of the State of Florida, Broward County, shall govern this Agreement. The parties have executed this Agreement, the date executed as written in first page of the Agreement.



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      2821 E. Commercial Blvd. Suite 201, Fort Lauderdale, Fl. 33308. USA.
                        (O) 954-229-5099 (F) 954-229-5077
          http://www.NetStairs.Com.com email: inquiry@NetStairs.Com.com

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                              [NETSTAIRS.COM LOGO]




IT IS HEREBY AGREED AND ACCEPTED.

CLIENT / Company Name:____________________________________________

By:      X________________________________________________________

Print Name:_______________________________________________________

Title:   _________________________________________________________


NETSTAIRS.COM, INC.

By:      X________________________________________________________

Authorized Personnel:_____________________________________________

Title:   _________________________________________________________





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      2821 E. Commercial Blvd. Suite 201, Fort Lauderdale, Fl. 33308. USA.
                        (O) 954-229-5099 (F) 954-229-5077
          http://www.NetStairs.Com.com email: inquiry@NetStairs.Com.com

                              [NETSTAIRS.COM LOGO]


                          CYBERMERCIAL SALES WORKSHEET


Contact Name:

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Company Name:

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Company Address Line 1:

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Company Address Line 2:

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City:                            State:                        Zip:

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Phone:  (   )   --                  Fax: (    )      --

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Email:

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Amount of e-mailing:

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Start Date of e-mailing:   /   /       Ending Date of e-mailing:    /   /

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Promotion Summary:




Comments:
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EXHIBIT A



REPRESENTATION AND WARRANTIES:


CLIENT represents that all matters stated below shall be its responsibility:



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      2821 E. Commercial Blvd. Suite 201, Fort Lauderdale, Fl. 33308. USA.
                        (O) 954-229-5099 (F) 954-229-5077
          http://www.NetStairs.Com.com email: inquiry@NetStairs.Com.com